Summary of Significant Accounting Policies - Schedule of Other Property and Investments (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Net cash surrender value of COLI policies	$ 80,000,000	$ 74,000,000
Other property	11,000,000	9,000,000
Total	242,096,000	192,004,000
NPL Construction Co [Member]
NPL property and equipment	287,000,000	237,000,000
Accumulated provision for depreciation and amortization	$ (136,000,000)	$ (128,000,000)